As filed with the Securities and Exchange Commission on October 5, 2000

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 26, 2000


                        EMMIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)


     INDIANA                            0-23264                  35-1542018
     ---------                          ---------                -----------
(State or other jurisdiction of    (Commission File              (IRS Employer
     incorporation)                     Number)             Identification No.)


ONE EMMIS PLAZA, 40 MONUMENT CIRCLE,
SUITE 700, INDIANAPOLIS, IN                                      46204
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            (Address of principal executive offices)           (Zip Code)


     Registrant's telephone number, including area code:    (317) 266-0100
                                                            ----------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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

ITEM 5.           OTHER EVENTS

                  On September 26, 2000, the Registrant announced its earnings results for its fiscal quarter ended August 31, 2000. A copy of the press release by which this announcement was made is attached as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired

                           Not applicable.

         (b)      Pro forma financial information

                           Not applicable.

         (c)      Exhibits


                    Exhibit
                     Number             Description
                     ------             -----------

                       99 Press release, dated September 26, 2000, of the Registrant.


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

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              EMMIS COMMUNICATIONS CORPORATION



                              By:  /s/ Walter Z. Berger
                                   --------------------------------------------
                                   Name:     Walter Z. Berger
                                   Title:    Executive Vice President,
                                             (Authorized Corporate Officer)
                                             Chief Financial Officer and
                                             Treasurer



Dated: October 5, 2000


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

                                  EXHIBIT INDEX



                                                                            Page
                                                                            ----

99       Press release, dated September 26, 2000, of Emmis Communications     5
         Corporation



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